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                                                                    EXHIBIT 10.5

               KINDRED HEALTHCARE, INC. 2001 STOCK INCENTIVE PLAN
                  Amended and Restated as of February 12, 2002

1.   Purpose of the Plan
     -------------------

          This Amended and Restated Kindred Healthcare, Inc. 2001 Stock Incentive Plan (the "Plan"), originally adopted as the Kindred Healthcare, Inc. 2001 Stock Option Plan, is intended to promote the interests of the Company by providing the employees of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the employ of the Company.

2.   Definitions
     -----------

          As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Affiliates" shall mean with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the first person.

     (b) "Board of Directors" shall mean the Board of Directors of Kindred.

     (c) "Cause," when used in connection with the termination of a Participant's employment, shall mean (i) dishonesty; (ii) deliberate and continual refusal to perform employment duties on substantially a full-time basis; (iii) failure to act in accordance with any specific lawful instructions given to the Participant in connection with the performance of his duties for the Company, unless the Participant has an existing Disability; (iv) deliberate misconduct that is reasonably likely to be materially damaging to the Company without a reasonable good faith belief by the Participant that such conduct was in the best interests of the Company; or (v) conviction of or plea of nolo
                                                                      ----
contendere to a crime involving moral turpitude.
----------

     (d) "Change in Control" shall mean any one of the following events:

          (i) any Person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1)(i) thereunder) (an "Acquiring Person") becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act (a "Beneficial Owner"), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, other than beneficial ownership by a Participant, the Company, any employee benefit plan of the Company or any Person organized, appointed or established pursuant to the terms of any such benefit plan;

          (ii) The Company's stockholders approve an agreement to merge or consolidate the Company with another corporation, or an agreement providing for the sale of substantially all of the assets of the Company to one or more Persons, in any case

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     other than with or to an entity 50% or more of which is controlled by, or is under common control with, the Company;

          (iii) during any two-year period, individuals who at the date on which the period commences constitute a majority of the Board of Directors (the "Incumbent Directors") cease to constitute a majority thereof for any reason; provided, however, that a director who was not an Incumbent
             --------  -------
     Director shall be deemed to be an Incumbent Director if such director was elected by, or on the recommendation of, at least two-thirds of the Incumbent Directors (either actually or by prior operation of this provision), other than any director who is so approved in connection with any actual or threatened contest for election to positions on the Board of Directors; or

          (iv) the Company is merged, combined, consolidated, recapitalized or otherwise organized with one or more other entities that are not affiliates of the Company, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after such event are, or will be, owned, directly or indirectly, by shareholders of the Company, determined on the basis of record ownership as of the date of determination of holders entitled to vote on the transaction (or in the absence of a vote, the day immediately prior to the event).

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Committee" shall have the meaning given to such term in Section 4.

     (g) "Common Stock" shall mean the Company's common stock, $.25 par value per share.

     (h) "Company" shall mean Kindred together with its Affiliates.

     (i) "Disability" shall mean a physical or mental condition that entitles the Participant to benefits under the Company's long-term disability plan. For purposes of this Plan, a Participant's employment shall be deemed to have terminated as a result of Disability on the date as of which he is first entitled to receive disability benefits under such policy.

     (j) "EBITDAR" shall mean the consolidated earnings of Kindred and its subsidiaries before interest, taxes, depreciation, amortization and rent.

     (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (l) the "Fair Market Value" of a Share with respect to any day shall be (i) the average of the high and low sales prices on such day of a Share as reported on the principal securities exchange on which Shares are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on such day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In

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the event that the price of a Share shall not be so reported, the Fair Market
Value of a Share shall be determined by the Committee in its absolute discretion.

     (m) "Incentive Award" shall mean an Option, Tandem SAR, Stand-Alone SAR, Performance Unit, Restricted Share or Stock Bonus granted pursuant to the terms of the Plan.

     (n) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

     (o) "Kindred" shall mean Kindred Healthcare, Inc., a Delaware corporation, and its successors.

     (p) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (q) "Option" shall mean an option to purchase Shares granted pursuant to
Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (r) "Participant" shall mean an employee of the Company to whom an Incentive Award is granted pursuant to the Plan, and upon his death, his successors, heirs, executors and administrators, as the case may be.

     (s) "Performance Goals" shall have the meaning given such term in Section 9(b).

     (t) "Performance Period" shall have the meaning given such term in Section 9(a).

     (u) "Performance Unit" shall mean the right, granted to a Participant pursuant to Section 9, to receive a Share upon the achievement of specified Performance Goals.

     (v) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

     (w) "Plan" shall mean this Kindred Healthcare, Inc. 2001 Stock Incentive Plan, as it may be amended from time to time.

     (x) "Restricted Share" shall mean a Share of restricted stock granted pursuant to Section 10 hereof.

     (y) "Retirement" shall mean the termination of the employment of a Participant with the Company on or after (i) the first date on which the Participant has both attained age 55 and completed 5 years of service with the Company or (ii) the date on which the Participant attains age 65.

     (z) "Securities Act" shall mean the Securities Act of 1933, as amended.

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     (aa) "Share" shall mean a share of Common Stock.

     (bb) "Spread" shall mean, with respect to an Option, Tandem SAR or Stand-Alone SAR, the excess, if any, of (i) the Fair Market Value of a Share as of the applicable valuation date (e.g., the date such Incentive Award is exercised) over (ii) in the case of an Option, the exercise price of such Option, or in the case of a Tandem SAR, the exercise price of the related Option, or in the case of a Stand-Alone SAR, the exercise price of such Stand-Alone SAR.

     (cc) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 8 hereof which is not related to any Option.

     (dd) "Stock Bonus" shall mean a grant of a bonus payable in Shares pursuant to Section 11 hereof.

     (ee) "Tandem SAR" shall mean a stock appreciation right granted pursuant to
Section 7 hereof which is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

3.   Stock Subject to the Plan
     -------------------------

          Under the Plan, the Committee may grant to Participants (i) Options,
(ii) Tandem SARs, (iii) Stand-Alone SARs, (iv) Performance Units, (v) Restricted Shares and (vi) Stock Bonuses.

          Subject to adjustment as provided in Section 12 hereof, the Committee may grant Incentive Awards with respect to a number of Shares that in the aggregate does not exceed 2,000,000 Shares; provided that no Participant may be
                                            --------
granted (a) Options with respect to more than 150,000 Shares in the aggregate in any calendar year; (b) Tandem SARs or Stand-Alone SARs (collectively) with respect to more than 100,000 Shares in the aggregate in any calendar year; (c) Performance Units with respect to more than 100,000 Shares in the aggregate in any calendar year; (d) Restricted Shares with respect to more than 100,000 Shares in the aggregate in any calendar year; or (e) Stock Bonuses with respect to more than 25,000 Shares in the aggregate in any calendar year.

          In the event that any outstanding Option, Stand-Alone SAR, Restricted Share or Performance Unit expires, terminates or is cancelled for any reason (other than pursuant to Section 7(b)(iii) hereof), the Shares subject to the unexercised portion of such Option, Stand-Alone SAR, Restricted Share or Performance Unit shall again be available for grants under the Plan. In the event that an outstanding Option is cancelled pursuant to Section 7(b)(iii) hereof by reason of the exercise of a Tandem SAR, the Shares subject to the cancelled portion of such Option shall not again be available for grant under the Plan. To the extent that Incentive Awards terminate, expire or are cancelled without having been exercised, vested or paid, the Shares covered thereby shall continue to count against the annual maximum number of Shares with respect to which each type of Incentive Award may be granted to a Participant.

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          Shares issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

4.   Administration of the Plan
     --------------------------

          The Plan shall be administered by a committee of the Board (the "Committee") consisting of two or more persons, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under
Section 16 of the Exchange Act and an "outside director" within the meaning of Treasury Regulation section 1.162-27(e)(3) promulgated under Section 162(m) of the Code. The Committee shall from time to time designate the employees of the Company who shall be granted Incentive Awards.

          The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

          The Committee may, in its absolute discretion, accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable or on which a Restricted Share granted under the plan vests or, subject to Sections 6(c)(i) and 8(c)(i) hereof, extend the term of any Option or Stand-Alone SAR granted under the Plan. In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such Section 3. In addition, the Committee may modify, with the consent of the Participant, any Incentive Award to make it consistent with other agreements approved by the Committee.

          Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.

          Neither the Committee nor any member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

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5.   Eligibility
     -----------

          The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such employees of the Company who are largely responsible for the management, growth and protection of the business of the Company (including officers of the Company, whether or not they are directors of the Company) as the Committee shall select from time to time.

6.   Options
     -------

          The Committee may grant Options pursuant to the Plan which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

     (a) Identification of Options

          All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or Non-Qualified Stock Options.

     (b) Exercise Price

          The exercise price of any Option granted under the Plan shall be not less than 100% of the Fair Market Value of a Share on the date on which such Option is granted.

     (c) Term and Exercise of Options

          (i) Each Option shall be exercisable on such date or dates, during such period and for such number of Shares as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing such Option; provided, however, that no Option shall
                                       --------  -------
     be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to
                       --------  -------
     earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Option.

          (ii) Each Option shall be exercisable in whole or in part. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

          (iii) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Corporate Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of Shares with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for Shares purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire

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     transfer or (ii) in Shares previously owned by the Participant for at least six months and valued at their Fair Market Value on the effective date of such exercise, or partly in Shares with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in Shares shall be effected by the delivery of such Shares to the Corporate Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Corporate Secretary of the Company shall require from time to time.

          (iv) Certificates for Shares purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.

          (v) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     (d) Limitations on Grant of Incentive Stock Options

          (i) The aggregate Fair Market Value of Shares with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of the Company as such term is defined in Section 424(f) of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such incentive stock option is granted. In the event that the aggregate Fair Market Value of Shares with respect to such incentive stock options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the options which shall cease to constitute incentive stock options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

          (ii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its "subsidiaries" (within the meaning of Section 424(f) of the Code), unless (i) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a Share at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

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     (e) Effect of Termination of Employment

          (i) In the event that the employment of a Participant with the Company shall terminate for any reason other than Disability, Retirement, Cause or death (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable for 90 days after such termination, at which time they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the commencement of business on the date of such termination; provided,
                                                               --------
     however, that no Option shall be exercisable after the expiration of its
     -------
     term.

          (ii) In the event that the employment of a Participant with the Company shall terminate on account of the Retirement of the Participant,
     (A) such Participant shall be entitled to exercise Options granted to him hereunder to the extent that such Options were exercisable at the time of such termination (x) in the case of Non-Qualified Stock Options, for two years after the date of Retirement and (y) in the case of Incentive Stock Options, for 90 days after Retirement, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the commencement of business on the date of such termination; provided, however, that no Option shall be exercisable
                          --------  -------
     after the expiration of its term.

          (iii) In the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant, all then outstanding Options of such Participant shall become immediately exercisable and such Participant shall be entitled to exercise Options granted to him hereunder (x) in the case of Non-Qualified Stock Options, at any time within two years after the date of death or the determination of Disability, and (y) in the case of Incentive Stock Options, at any time within one year after the date of death or determination of Disability; provided, however, that no Option shall be
                                  --------  -------
     exercisable after the expiration of its term.

          (iv) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

     (f) Consequences of a Change in Control

          Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan. Furthermore, the Committee may specify in the agreement evidencing an Option that the Participant receiving such Option shall, following a Change in Control, have the right to sell the Option back to the Company for an amount equal to the Spread.

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7.   Tandem Stock Appreciation Rights
     --------------------------------

          The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of Shares less than or equal to the number of Shares subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

     (a) Benefit Upon Exercise

          Subject to Section 7(c) hereof, the exercise of a Tandem SAR with respect to any number of Shares prior to the occurrence of a Change in Control shall entitle a Participant to (i) a cash payment, for each such Share, equal to the Spread, (ii) the issuance or transfer to the Participant of a number of Shares which on the date of the exercise of the Tandem SAR have a Fair Market Value equal to such Spread or (iii) a combination of cash and Shares in amounts equal to such Spread, all as determined by the Committee in its discretion. Such payment, transfer or issuance shall occur as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

     (b) Term and Exercise of Tandem SAR

          (i) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Option.

          (ii) The exercise of a Tandem SAR with respect to a number of Shares shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of Shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this subsection (ii)), with respect to a number of Shares shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of Shares subject to such Option after such exercise, cancellation, termination or expiration is less than the number of Shares subject to such Tandem SARs. Such Tandem SARs shall be cancelled in the order in which they became exercisable.

          (iii) Each Tandem SAR shall be exercisable in whole or in part; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

          (iv) During the lifetime of a Participant, each Tandem SAR granted to him shall be exercisable only by him. No Tandem SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Option.

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          (v) A Tandem SAR shall be exercised by delivering notice to the
     Company's principal office, to the attention of its Corporate Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of Shares with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

     (c) Consequences of a Change in Control

          The exercise of a Tandem SAR with respect to any number of Shares upon or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such Share, equal to the greater of (i) the excess of the highest price per Share paid in connection with such Change in Control over the exercise price of such Tandem SAR and (ii) the Spread.

8.   Stand-Alone Stock Appreciation Rights
     -------------------------------------

          The Committee may grant Stand-Alone SARs pursuant to the Plan, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

     (a) Exercise Price

          The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.

     (b) Benefit Upon Exercise

          Subject to Section 8(e) hereof, the exercise of a Stand-Alone SAR with respect to any number of Shares prior to the occurrence of a Change in Control shall entitle a Participant to (i) a cash payment, for each such Share, equal to the Spread, (ii) the issuance or transfer to the Participant of a number of Shares which on the date of the exercise of the Stand-Alone SAR have a Fair Market Value equal to such Spread or (iii) a combination of cash and Shares in amounts equal to such Spread, all as determined by the Committee in its absolute discretion. Such payment, transfer or issuance shall occur as soon as practical, but in no event later than five business days, after the effective date of the exercise.

     (c) Term and Exercise of Stand-Alone SARs

          (i) Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of Shares as shall be determined by the Committee and set forth in the agreement with respect to such Stand-Alone SAR; provided, however, that no Stand-Alone SAR shall be
                      --------  -------
     exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and, provided, further, that each Stand-Alone
                                       --------  -------
     SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Stand-Alone SAR.

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          (ii) Each Stand-Alone SAR may be exercised in whole or in part;
     provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

          (iii) A Stand-Alone SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Corporate Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of Shares with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

          (iv) During the lifetime of a Participant, each Stand-Alone SAR granted to him shall be exercisable only by him. No Stand-Alone SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     (d) Effect of Termination of Employment

          (i) In the event that the employment of a Participant with the Company shall terminate for any reason other than Disability, Retirement, Cause or death (A) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable for 90 days after such termination, at which time they shall expire, and (B) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the commencement of business on the date of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the
     --------  -------
     expiration of its term.

          (ii) In the event that the employment of a Participant with the Company terminates on account of the Retirement of the Participant, (A) such Participant shall be entitled to exercise Stand-Alone SARs granted to him hereunder, to the extent that such Stand-Alone SARs were exercisable at the time of such termination, for two years after the date of Retirement, and (B) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the commencement of business on the date of such termination; provided,
                                                                   --------
     however, that no Stand-Alone SAR shall be exercisable after the expiration
     -------
     of its term.

          (iii) In the event that the employment of a Participant with the Company shall terminate on account of the death or Disability of the Participant, all then outstanding Stand-Alone SARs of such Participant shall become immediately exercisable and such Participant shall be entitled to exercise Stand-Alone SARs granted to him hereunder within two years after the date of death or the determination of Disability; provided,
                                                                 --------
     however, that no Stand-Alone SAR shall be exercisable after the expiration
     -------
     of its term.

          (iv) In the event of the termination of a Participant's employment for Cause, all outstanding Stand-Alone SARs granted to such Participant shall expire at the commencement of business on the date of such termination.

     (e) Consequences of a Change in Control

          Upon the occurrence of a Change in Control, any Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan. The exercise of a Stand-Alone SAR with respect to any number of Shares upon or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such Share, equal to the greater of (i) the excess of the highest price per Share paid in connection with such Change in Control over the exercise price of such Stand-Alone SAR and (ii) the Spread.

9.   Performance Units
     -----------------

          The Committee may grant Performance Units pursuant to the Plan, which Performance Units shall be evidenced by agreements in such form as the Committee shall from time to time approve. Performance Units shall be based upon the achievement of Performance Goals over a specified Performance Period and shall comply with and be subject to the following terms and conditions:

     (a) Performance Period

          The Committee shall determine the period of performance ("Performance Period"), with respect to each Performance Unit, during which the Performance Goals will be measured. The Performance Period shall not be less than six months nor more than five years.

     (b) Performance Goals

          The goals ("Performance Goals") that are to be achieved with respect to each Performance Unit shall be those objectives established by the Committee as it deems appropriate, and which may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profit, (iv) net income, (v) return on equity or assets, (vi) revenues, (vii) account receivable collection days,
(viii) EBITDAR, (ix) individual management, performance or quality objectives,
(x) any combination of the foregoing, or (xi) such other goals as the Committee may determine. Performance Goals may be in respect of the performance of Kindred and its subsidiaries (which may be on a consolidated basis) or a subsidiary, division or other operating unit of the Company. Performance Goals may be absolute or relative and may be expressed in terms of a progression within a specified range. The Committee shall establish Performance Goals applicable to a particular Performance Period within 90 days of the commencement of such Performance Period (or, in the case of a Performance Period that is less than 12 months in duration, before 25% of such Performance Period has elapsed), provided that the outcome of the Performance Goal is substantially uncertain at the time of its adoption. The Performance Goals with respect to a Performance Period shall be established by the Committee in order to comply with Section 162(m) of the Code, as applicable. The Committee shall determine the target levels of performance that must be achieved with respect to each criteria that is identified in a Performance Goal in order for a Performance Goal to be treated as attained in whole or in part. In the event that the Performance Goals are based on more than one business criteria, the Committee may determine to make a grant of a Performance Unit upon attainment of the Performance Goal relating to any one or more of such criteria.

     (c) Benefit Upon Achievement of Performance Goals

          As soon as practicable after the end of a Performance Period, the Committee shall determine the extent to which the Performance Goals for such Performance Period were achieved, if at all. If the Performance Goals are achieved in full, and the Participant remains employed with the Company as of the end of the relevant Performance Period, the Participant will be allocated Shares equal to the number of Performance Units initially awarded to the Participant for the relevant Performance Period. Each award of Performance Units may provide for the allocation of fewer Performance Units in the event of partial fulfillment of Performance Goals. The Committee may determine at the time of payment whether such payment shall be made (a) in cash (equal to the Fair Market Value of a Share multiplied by the number of Performance Units being allocated), (b) in Shares or (c) in a combination of cash and Shares

     (d) No Transferability

          No Performance Unit shall be assignable or transferable otherwise than by will or the laws of descent and distribution.

     (e) Effect of Termination of Employment

          (i) If the employment of a Participant shall terminate with the Company prior to the expiration of a Performance Period for any reason other than for death or Disability, the Performance Units then held by the Participant shall terminate.

          (ii) In the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant prior to the expiration of a Performance Period with respect to which such Participant has Performance Units outstanding, all such outstanding Performance Units shall be paid to the Participant or the Participant's estate, as the case may be, as if all applicable Performance Goals had been fully achieved; provided that such payment shall prorated to reflect the portion of the Performance Period during which such Participant was employed.

     (f) Consequences Upon Change in Control

          Upon a Change in Control, any and all outstanding Performance Units which are potentially available under any outstanding award shall become fully vested and immediately payable as if the Performance Goals were fully achieved, without any proration, in which case payment shall be in cash equal to the product of the number of outstanding Performance Units and the greater of (i) the Fair Market Value of a Share on the date of such Change in Control and (ii) the highest price per Share paid in connection with such Change in Control.

10.  Restricted Shares
     -----------------

          The Committee may grant Restricted Shares pursuant to the Plan, which Restricted Shares shall be evidenced by agreements in such form as the Committee shall from time to time approve. Restricted Shares shall comply with and be subject to the following terms and conditions:

     (a) Vesting

          Subject to the provisions of Section 10(b) hereof, the Restricted Shares granted to a Participant shall not be transferred, pledged, assigned or otherwise encumbered and shall be subject to forfeiture until such Restricted Shares vest and become fully transferable without restriction according to the vesting schedule set forth in the agreement evidencing such Restricted Shares.

     (b) Effect of Termination of Employment

          (i) If the employment of a Participant with the Company shall terminate prior to the scheduled vesting dates of any Restricted Shares for any reason other than death or Disability, all Restricted Shares awarded to such Participant that have not vested shall be forfeited on the date of such termination without payment of any consideration therefor.

          (ii) In the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant prior to the expiration of any vesting period, all Restricted Shares awarded to such Participant shall immediately vest.

     (c) Consequences of a Change in Control

          Upon a Change in Control, any Restricted Share granted under the Plan and outstanding at such time shall vest and become fully transferable.

11.  Stock Bonuses
     -------------

          The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for Shares granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

12.  Adjustment Upon Changes in Common Stock
     ---------------------------------------

     (a) Shares Available for Grants

          In the event of any change in the number of Shares outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of Shares with respect to which the Committee may grant Incentive Awards shall be appropriately adjusted by the Committee. In the event of any change in the number of Shares outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of Shares with respect to which Incentive Awards may be granted as the Committee may deem appropriate.

     (b) Adjustments to Outstanding Incentive Awards

          (i) In the event of any change in the capitalization of the Company or other corporate change or transaction involving the Company or its securities, the Committee may make such adjustments as the Committee may, in its absolute discretion, deem appropriate in the number and class of shares subject to Options (including any Tandem SARs related thereto), Stand-Alone SARs, Restricted Shares and Performance Units outstanding on the date on which such change occurs and in the exercise price of any such Option, Tandem SAR or Stand-Alone SAR. In the event of the occurrence of any transaction or event that could reasonably be expected to have a substantial impact on the achievement of Performance Goals, the Committee may adjust any such Performance Goals with respect to any then-current Performance Period as the Committee, in its absolute discretion, determines to be appropriate in light of the circumstances.

          (ii) In the event of (w) a dissolution or liquidation of the Company,
     (x) a sale of all or substantially all of the Company's assets, (y) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (z) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

               (A) cancel each Option (including each Tandem SAR related thereto), Stand-Alone SAR, Performance Unit and Restricted Share outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option, Stand-Alone SAR, Performance Unit or Restricted Share was granted an amount in cash, for each Share subject to (x) an Option or Stand-Alone SAR, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a Share as a result of such event over (B) the exercise price of such Option or Stand-Alone SAR, or (y) a Restricted Share or Performance Unit equal to the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a Share; or

               (B) provide for the exchange of each Option (including any related Tandem SAR), Stand-Alone SAR, Performance Unit and Restricted Share outstanding immediately prior to such event (whether or not then vested or exercisable) for an option, a stock appreciation right or a share of restricted stock with respect to, as appropriate, some or all of the property which a holder of the number of Shares subject to such Option, Stand-Alone SAR, Performance Unit or Restricted Share would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option, stock appreciation right or share of restricted stock, or, if appropriate, provide for a cash payment to the Participant to whom such Option, Stand-Alone SAR, Performance Unit or Restricted Share was granted in partial consideration for the exchange of the Option, Stand-Alone SAR, Performance Unit or Restricted Share.

     (c) No Other Rights

          Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Incentive Award or the exercise price of any Option, Tandem SAR or Stand-Alone SAR.

13.  Rights as a Stockholder
     -----------------------

          No person shall have any rights as a stockholder with respect to any Shares covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 12 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14.  No Special Employment Rights; No Right to Incentive Award; Sale of a
     --------------------------------------------------------------------
     Division or Affiliate
     ---------------------

     (a) Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or other agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     (b) No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

     (c) For all purposes of this Plan, the employment of a Participant with the Company shall be deemed to have terminated without Cause upon a sale or other disposition by Kindred, directly or indirectly, of an Affiliate or any division or business unit of the Company to which such Participant is allocated by the Committee, unless the Committee, in its sole discretion, determines otherwise.

15.  Securities Matters
     ------------------

     (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (b) The exercise of any Option (including any Tandem SAR related thereto) or Stand-Alone SAR granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Shares are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option (including any Tandem SAR related thereto) or Stand-Alone SAR granted hereunder in order to allow the issuance of Shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option, Tandem SAR or Stand-Alone SAR granted hereunder. During the period that the effectiveness of the exercise of an Option, Tandem SAR or Stand-Alone SAR has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

16.  Withholding Taxes
     -----------------

     (a) Cash Remittance

          Whenever Shares are to be issued upon the exercise of an Option, the vesting of a Restricted Share, the payment of a Performance Unit or the grant of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, vesting, payment or grant prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of a Tandem SAR or Stand-Alone SAR or the payment of a Performance Unit, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or payment.

     (b) Stock Remittance

          At the election of the Participant, when Shares are to be issued upon the exercise of an Option, the vesting of a Restricted Share, the payment of a Performance Unit or the grant of a Stock Bonus, the Participant may tender to the Company a number of Shares previously held by such Participant for at least six months determined by such Participant, the Fair Market Value of which at the tender date the Company determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, vesting, payment or grant and not greater than the Participant's required federal, state and local tax obligations associated with such exercise, vesting, payment or grant. Such election shall satisfy the Participant's obligations under Paragraph 16(a) hereof, if any.

     (c) Stock Withholding

          At the election of the Participant, when Shares are to be issued upon the exercise of an Option, the vesting of a Restricted Share, the payment of a Performance Unit or the grant of a Stock Bonus, the Company shall withhold a number of such shares determined by such Participant, the Fair Market Value of which at the exercise, vesting, payment or grant date the Company determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, vesting, payment or grant and is not greater than the Participant's required federal, state and local tax obligations associated with such exercise or grant. Such election shall satisfy the Participant's obligations under Paragraph 16(a) hereof, if any.

17.  Amendment of the Plan
     ---------------------

          The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders no revision or amendment shall adversely affect (a) the favorable tax treatment of an Incentive Stock Option, or (b) the deductibility of any income to any Participant by reason of Section 162(m) of the Code.

18.  No Obligation to Exercise
     -------------------------

          The grant to a Participant of an Option, Tandem SAR or Stand-Alone SAR, shall impose no obligation upon such Participant to exercise such Option, Tandem SAR or Stand-Alone SAR.

19.  Transfers Upon Death
     --------------------

          Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised or paid only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

20.  Expenses and Receipts
     ---------------------

          The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

21.  Failure to Comply
     -----------------

          In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

22.  Effective Date and Term of Plan
     -------------------------------

          The Plan was adopted by the Board of Directors on February 12, 2002; no grants may be made under the Plan after the tenth anniversary of such date. No grant of an Option, Tandem SAR, Stand-Alone SAR or Performance Unit shall be effective until approval of the Plan by the Company's shareholders.